UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2008

Acacia Automotive, Inc.
(Exact name of small business issuer as specified in its charter)

Texas	1-14088	75-2095676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

3512 E. Silver Springs Boulevard - #243, Ocala, FL		34470
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code: (352) 427-6848

1200 East Buena Vista Avenue, North Augusta, SC  29841 (Temporary Address)
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company has completed the permanent relocation of its main offices from Brentwood, Tennessee, to 3512 East Silver Springs Boulevard - #243, Ocala, Florida  34470. The telephone number for contact remains (352) 427-6848.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.

Date: May 12, 2009

Acacia Automotive, Inc.

/s/ Steven L. Sample
Steven L. Sample, Chief Executive Officer